Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner: II.

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $100,000 or 250% x $2,848.88
                       = $100,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4         $2,312.00
+ Annual Premium*                           $900.00
- Premium Expense Charge**                   $45.00
- Monthly Deduction***                      $258.19
- Mortality & Expense Charge****             $27.24
+ Hypothetical Rate of Return*****          ($32.69)
                                          --------
=                                         $2,849 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI

               1               $13.99
               2               $14.00
               3               $14.00
               4               $14.01
               5               $14.01
               6               $14.01
               7               $14.02
               8               $14.02
               9               $14.03
              10               $14.03
              11               $14.03
              12               $14.04

            Total              168.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:


            Month        Interest

               1          ($2.86)
               2          ($2.83)
               3          ($2.81)
               4          ($2.78)
               5          ($2.76)
               6          ($2.74)
               7          ($2.71)
               8          ($2.69)
               9          ($2.66)
              10          ($2.64)
              11          ($2.62)
              12          ($2.59)

            Total         (32.69)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $2,848.88
- Year 5 Surrender Charge           $901.00
                                    -------
=                                   $1,948 (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $100,000 or 250% x $3,451.47
                       = $100,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $2715.81
+ Annual Premium*                    $900.00
- Premium Expense Charge**            $45.00
- Monthly Deduction***               $257.33
- Mortality & Expense Charge****      $30.22
+ Hypothetical Rate of Return*****   $168.20
                                    -------
=                                  $3,451 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month            COI

               1           $13.94
               2           $13.94
               3           $13.94
               4           $13.94
               5           $13.94
               6           $13.94
               7           $13.94
               8           $13.95
               9           $13.95
              10           $13.95
              11           $13.95
              12           $13.95

            Total          167.33

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

            Month          Interest

               1            $14.23
               2            $14.20
               3            $14.16
               4            $14.12
               5            $14.08
               6            $14.04
               7            $14.00
               8            $13.96
               9            $13.92
              10            $13.88
              11            $13.84
              12            $13.80

           Total            168.20

Cash Surrender Value:
Year 5 Cash Surrender Value =
Year 5 Policy Value                 $3,451.47
- Year 5 Surrender Charge             $901.00
                                    -------
=                                   $2,550 (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $100,000 or 250% x $4,161.11
                       = $100,000
Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $3,172.59
+ Annual Premium*                     $900.00
- Premium Expense Charge**             $45.00
- Monthly Deduction***                $256.33
- Mortality & Expense Charge****       $33.40
+ Hypothetical Rate of Return*****    $423.26
                                    -------
=                                   $4,161 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month           COI

               1           $13.87
               2           $13.87
               3           $13.87
               4           $13.87
               5           $13.86
               6           $13.86
               7           $13.86
               8           $13.86
               9           $13.86
              10           $13.86
              11           $13.85
              12           $13.85

            Total          166.33

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

            Month         Interest

              1             $34.75
              2             $34.84
              3             $34.94
              4             $35.03
              5             $35.12
              6             $35.22
              7             $35.31
              8             $35.41
              9             $35.51
              10            $35.61
              11            $35.71
              12            $35.81

            Total           423.26

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $4,161.11
- Year 5 Surrender Charge             $901.00
                                    -------
=                                   $3,260 (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 250% x $34,934.93
                       = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $28,312.35
+ Annual Premium*                    $9,000.00
- Premium Expense Charge**             $450.00
- Monthly Deduction***               $1,210.56
- Mortality & Expense Charge****       $327.47
+ Hypothetical Rate of Return*****    ($389.38)
                                    ---------
=                                   $34,935 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month           COI
              1           $100.79
              2           $100.80
              3           $100.82
              4           $100.84
              5           $100.85
              6           $100.87
              7           $100.89
              8           $100.91
              9           $100.92
              10          $100.94
              11          $100.96
              12          $100.97

            Total        1,210.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

            Month         Interest

               1          ($33.25)
               2          ($33.10)
               3          ($32.96)
               4          ($32.81)
               5          ($32.67)
               6          ($32.52)
               7          ($32.37)
               8          ($32.23)
               9          ($32.08)
              10          ($31.94)
              11          ($31.80)
              12          ($31.65)
            Total         (389.38)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $34,934.93
- Year 5 Surrender Charge            $9,010.00
                                    ---------
=                                   $25,925 (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 250% x $42,012.05
                       = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $33,020.23
+ Annual Premium*                    $9,000.00
- Premium Expense Charge**             $450.00
- Monthly Deduction***               $1,203.26
- Mortality & Expense Charge****       $360.30
+ Hypothetical Rate of Return*****   $2,005.38
                                    ---------
=                                   $42,012 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month           COI

               1          $100.29
               2          $100.29
               3          $100.28
               4          $100.28
               5          $100.28
               6          $100.27
               7          $100.27
               8          $100.27
               9          $100.26
              10          $100.26
              11          $100.25
              12          $100.25
            Total        1,203.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

            Month         Interest

               1           $166.31
               2           $166.45
               3           $166.60
               4           $166.75
               5           $166.89
               6           $167.04
               7           $167.19
               8           $167.33
               9           $167.48
              10           $167.63
              11           $167.78
              12           $167.93
            Total         2,005.38

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $42,012.05
- Year 5 Surrender Charge            $9,010.00
                                    ---------
=                                   $33,002 (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,000,000 or 250% x $50,315.93
                      = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $38,327.61
+ Annual Premium*                    $9,000.00
- Premium Expense Charge**             $450.00
- Monthly Deduction***               $1,194.87
- Mortality & Expense Charge****       $397.00
+ Hypothetical Rate of Return*****   $5,030.19
                                    ---------
=                                   $50,316 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


            Month            COI

               1           $99.74
               2           $99.71
               3           $99.68
               4           $99.65
               5           $99.62
               6           $99.59
               7           $99.56
               8           $99.53
               9           $99.50
              10           $99.47
              11           $99.44
              12           $99.41
            Total        1,194.87


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

            Month         Interest

               1           $405.75
               2           $408.13
               3           $410.52
               4           $412.94
               5           $415.37
               6           $417.83
               7           $420.30
               8           $422.80
               9           $425.31
              10           $427.85
              11           $430.40
              12           $432.98
            Total         5,030.19


Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $50,315.93
- Year 5 Surrender Charge            $9,010.00
                                    ---------
=                                   $41,306 (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $100,000 or 250% x $2,696.35
                      = $100,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $2,201.02
+ Annual Premium*                     $900.00
- Premium Expense Charge**             $45.00
- Monthly Deduction***                $301.97
- Mortality & Expense Charge****       $26.16
+ Hypothetical Rate of Return*****    ($31.10)
                                   --------
=                                   $2,697 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month           COI

               1           $17.63
               2           $17.64
               3           $17.65
               4           $17.65
               5           $17.66
               6           $17.66
               7           $17.67
               8           $17.67
               9           $17.68
              10           $17.68
              11           $17.69
              12           $17.69

            Total          211.97


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

            Month          Interest

               1           ($2.74)
               2           ($2.71)
               3           ($2.69)
               4           ($2.66)
               5           ($2.63)
               6           ($2.61)
               7           ($2.58)
               8           ($2.55)
               9           ($2.52)
              10           ($2.50)
              11           ($2.47)
              12           ($2.44)

            Total          (31.10)


Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $2,696.79
- Year 5 Surrender Charge             $901.00
                                    -------
=                                   $1,796(rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $100,000 or 250% x $3,278.94
                      = $100,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $2,592.77
+ Annual Premium*                     $900.00
- Premium Expense Charge**             $45.00
- Monthly Deduction***                $300.92
- Mortality & Expense Charge****       $28.93
+ Hypothetical Rate of Return*****    $161.02
                                    -------
=                                   $3,279 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


            Month           COI

               1           $17.56
               2           $17.57
               3           $17.57
               4           $17.57
               5           $17.57
               6           $17.58
               7           $17.58
               8           $17.58
               9           $17.58
              10           $17.59
              11           $17.59
              12           $17.59

            Total          210.92

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

             Month         Interest

               1            $13.73
               2            $13.67
               3            $13.62
               4            $13.56
               5            $13.50
               6            $13.45
               7            $13.39
               8            $13.33
               9            $13.28
              10            $13.22
              11            $13.16
              12            $13.11

            Total           161.02

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $3,278.94
- Year 5 Surrender Charge             $901.00
                                    -------
=                                   $2,378 (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $100,000 or 250% x $3,965.60
                      = $100,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $3,036.42
+ Annual Premium*                     $900.00
- Premium Expense Charge**             $45.00
- Monthly Deduction***                $299.71
- Mortality & Expense Charge****       $32.04
+ Hypothetical Rate of Return*****    $405.93
                                    -------
=                                   $3,966 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI

               1           $17.48
               2           $17.48
               3           $17.48
               4           $17.48
               5           $17.48
               6           $17.48
               7           $17.48
               8           $17.47
               9           $17.47
              10           $17.47
              11           $17.47
              12           $17.47
            Total          209.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

            Month         Interest

               1            $33.54
               2            $33.59
               3            $33.64
               4            $33.69
               5            $33.75
               6            $33.80
               7            $33.85
               8            $33.91
               9            $33.96
              10            $34.01
              11            $34.07
              12            $34.12

            Total           405.93


Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $3,965.60
- Year 5 Surrender Charge             $901.00
                                    -------
=                                   $3,065 (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 250% x $30,838.43
                       = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $25,133.66
+ Annual Premium*                    $9,000.00
- Premium Expense Charge**             $450.00
- Monthly Deduction***               $2,201.97
- Mortality & Expense Charge****       $293.85
+ Hypothetical Rate of Return*****    ($349.41)
                                    ---------
=                                   $30,838 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


            Month           COI

               1          $175.76
               2          $175.80
               3          $175.85
               4          $175.89
               5          $175.93
               6          $175.98
               7          $176.02
               8          $176.06
               9          $176.11
              10          $176.15
              11          $176.19
              12          $176.23
            Total        2,111.97


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

            Month         Interest

               1          ($30.30)
               2          ($30.08)
               3          ($29.87)
               4          ($29.65)
               5          ($29.44)
               6          ($29.22)
               7          ($29.01)
               8          ($28.79)
               9          ($28.58)
              10          ($28.37)
              11          ($28.15)
              12          ($27.94)

            Total         (349.41)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $30,838.43
- Year 5 Surrender Charge            $9,010.00
                                    ---------
=                                   $21,828 (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 250% x $37,297.32
                       = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $29,457.17
+ Annual Premium*                    $9,000.00
- Premium Expense Charge**             $450.00
- Monthly Deduction***               $2,190.34
- Mortality & Expense Charge****       $324.26
+ Hypothetical Rate of Return*****   $1,804.74
                                    ---------
=                                   $37,297 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month           COI

               1          $174.97
               2          $174.98
               3          $174.99
               4          $175.00
               5          $175.01
               6          $175.02
               7          $175.03
               8          $175.04
               9          $175.06
              10          $175.07
              11          $175.08
              12          $175.09

            Total        2,100.34


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:

            Month         Interest

               1           $151.69
               2           $151.46
               3           $151.22
               4           $150.99
               5           $150.75
               6           $150.52
               7           $150.28
               8           $150.04
               9           $149.81
              10           $149.57
              11           $149.33
              12           $149.08
            Total         1,804.74


Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $37,297.32
- Year 5 Surrender Charge            $9,010.00
                                    ---------
=                                   $28,287 (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 250% x $44,896.73
                       = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $34,342.34
+ Annual Premium*                    $9,000.00
- Premium Expense Charge**             $450.00
- Monthly Deduction***               $2,176.96
- Mortality & Expense Charge****       $358.28
+ Hypothetical Rate of Return*****   $4,539.63
                                    ---------
=                                   $44,897 (rounded to the nearest dollar)
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* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month           COI

               1          $174.08
               2          $174.05
               3          $174.02
               4          $173.99
               5          $173.96
               6          $173.93
               7          $173.90
               8          $173.87
               9          $173.84
              10          $173.81
              11          $173.78
              12          $173.74

            Total        2,086.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.08%. The monthly interest amounts earned for year 5 are:
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            Month         Interest

               1           $370.47
               2           $371.86
               3           $373.25
               4           $374.66
               5           $376.08
               6           $377.51
               7           $378.96
               8           $380.41
               9           $381.88
              10           $383.35
              11           $384.84
              12           $386.35

            Total         4,539.63

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $44,896.73
- Year 5 Surrender Charge            $9,010.00
                                    ---------
=                                   $35,887 (rounded to the nearest dollar)